THE BOSTON BEER COMPANY, INC.

                   1996 STOCK OPTION PLAN
                 FOR NON-EMPLOYEE DIRECTORS


     1.   PURPOSE

     The purpose of The Boston Beer Company, Inc. 1996 Stock

Option  Plan for Non-Employee Directors (the "Plan")  is  to

attract   and   retain  the  services  of  experienced   and

knowledgeable  independent Directors who are  not  employees

("Non-Employee Directors") of The Boston Beer Company,  Inc.

("Boston  Beer")  for  the benefit of Boston  Beer  and  its stockholders  and to provide additional incentive  for  Non-

Employee Directors to continue to work in the best interests of  Boston  Beer  and  its stockholders  through  continuing ownership of Boston Beer common stock.

     2.   SHARES SUBJECT TO THE PLAN

     The total number of shares of Class A Common Stock, par

value  $.01 per share ("Shares"), of Boston Beer  for  which options  may  be  granted under the Plan  shall  not  exceed

100,000   in   the  aggregate,  subject  to  adjustment   in

accordance with Section 9 hereof.

     3.   ELIGIBILITY; GRANT OF OPTION

      Each of Pearson C. Cummin III, James C. Kautz, Charles

Joseph  Koch  and  John B. Wing, who are  the  four  current members  of  the  Board of Directors  of  Boston  Beer  (the

"Board") who are not otherwise employees of Boston  Beer  or any  subsidiary and who were reelected as Directors  at  the

Boston  Beer Annual Meeting held on May 21, 1996,  shall  be granted  an  option  to  acquire two thousand  five  hundred

(2,500) Shares under the Plan upon the adoption of the  Plan by  the Board and shall be granted a further option for  two thousand  five  hundred (2,500) Shares upon each  subsequent reelection  to  the  Board.  All new Non-Employee  Directors duly  elected in the ten year period commencing on the  date of  the adoption of the Plan, shall be granted an option  to acquire  two thousand five hundred (2,500) Shares under  the

Plan  upon  their  election  to  the  Board  and  upon  each subsequent  reelection.  The date of grant for such  options granted  to  the  four current Non-Employee Directors  named above  shall  be  the date of adoption of the  Plan  by  the

Board,  but such options shall become effective as  of  such date  of grant only upon approval of the Plan by the holders of Boston Beer's issued and outstanding Class B Common Stock in accordance with Section 13 hereof.  The date of the first grant  for  each subsequently elected Non-Employee  Director shall  be  the  date  of  election.  The  options  shall  be non-qualified options not intended to meet the  requirements of  Section  422 of the Internal Revenue Code  of  1986,  as

amended (the "Code").

     4.   OPTION AGREEMENT

      Each  option granted under the Plan shall be evidenced

by  an  option agreement (the "Agreement") duly executed  on behalf  of  Boston Beer and by the Non-Employee Director  to whom  such  option  is  granted.  Each Agreement  shall  (i)

comply  with  and be subject to the terms and conditions  of the  Plan, (ii) provide that the optionee agrees to continue to  serve  as a Director of Boston Beer during the term  for which  he  or she was elected and (iii) contain  such  other provisions not inconsistent with the provisions of the Plan,

including  with respect to obligations of each  Non-Employee

Director  not to compete with Boston Beer, as the Board  may determine.

     5.   OPTION EXERCISE PRICE

      Subject  to  the provisions of Section 9  hereof,  the

option  exercise price for options granted  under  the  Plan shall be the fair market value of the Shares covered by  the option on the date of grant of the option.  For the purposes hereof  and of Section 6(b), the fair market value of Shares shall  be the mean between the high and low sales prices  of the  Class  A  Common Stock of Boston Beer on the  New  York

Stock  Exchange as reported in the Wall Street  Journal  for the date of grant, provided that if the Class A Common Stock of  Boston Beer is not listed on or actually trading on  the

New  York  Stock  Exchange,  fair  market  value  shall   be

determined in good faith by the Board.

     6.   TIME AND MANNER OF EXERCISE OF OPTION

      (a)  Options granted under the Plan shall, subject  to

the  provisions of Section 7, be immediately exercisable  in full;  provided, however, that no option granted  under  the

Plan  may be exercised prior to approval of the Plan by  the holders  of  Boston  Beer's issued and outstanding  Class  B

Common Stock, as required by Section 13.

     (b)  The option may be exercised in full at one time or

in part from time to time by giving written notice to Boston

Beer, signed by the person or persons exercising the option,

stating  the  number  of Shares with respect  to  which  the option  is being exercised, accompanied by payment  in  full for such Shares, which payment may be in cash or in whole or in part in Shares of the Class A Common Stock of Boston Beer already  owned  for a period of at least six months  by  the person  or  persons exercising the option,  valued  at  fair market  value, as determined under Section 5 hereof, on  the date of exercise; provided, however, that there shall be  no such  exercise at any one time as to fewer than two  hundred fifty  (250)  Shares  or  all of the remaining  Shares  then purchasable by the person or persons exercising the  option,

if  fewer  than two hundred fifty (250) Shares.   Upon  such

exercise,   delivery   of   a   certificate   for    paid-up

non-assessable  Shares  shall  be  made  at  the   principal

Massachusetts office of Boston Beer to the person or persons exercising the option at such time, during ordinary business hours,  not  more  than thirty (30) days from  the  date  of receipt  of  the  notice  by  Boston  Beer  ,  as  shall  be designated in such notice, or at such time, place and manner as  may  be  agreed upon by Boston Beer and  the  person  or persons exercising the option.

     7.   TERM OF OPTIONS

      (a)  Each option shall expire ten (10) years from  the

date  of  the  granting thereof, but  shall  be  subject  to earlier termination as herein provided.

      (b)   In  the  event of the death of an optionee,  the

option  granted  to such optionee may be  exercised  by  the estate  of  such  optionee or by any person or  persons  who acquired  the  right to exercise such option by  bequest  or inheritance  or  otherwise by reason of the  death  of  such

optionee.   Such option may be exercised at any time  within

one  (1)  year after the date of death of such optionee,  at which time the option shall terminate, or prior to the  date

on   which  the  option  otherwise  expires  by  its  terms,

whichever is earlier.

      (c)   In  the event that an optionee ceases  to  be  a

Director  of Boston Beer the option granted to such optionee may  be  exercised by him or her, any time within three  (3)

months  after the date such optionee ceases to be a Director of  Boston  Beer, at which time the option shall  terminate,

but  in  any  event  prior to the date on which  the  option

expires   by   its  terms,  whichever  is  earlier,   unless

termination as a Director (i) was by Boston Beer for  cause,

in  which case the option shall terminate immediately at the time the optionee ceases to be a Director of Boston  Beer  ,

(ii)  was  because the optionee has become disabled  (within the  meaning of Section 22(e)(3) of the Code), or (iii)  was by  reason  of the death of the optionee.  In  the  case  of death,  see  Section 7(b) above.  In the case of disability,

the  option may be exercised at any time within one (1) year after the date of termination of the optionee's directorship with  Boston Beer, at which time the option shall terminate,

but  in  any  event  prior to the date on which  the  option otherwise expires by its terms, whichever is earlier.

     8.   OPTIONS NOT TRANSFERABLE

     The right of any optionee to exercise an option granted

to  him  or  her  under the Plan shall not be assignable  or transferable by such optionee otherwise than by will or  the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Code or  Title  I of the Employee Retirement Income Security Act, or the rules

thereunder.   Any  option granted under the  Plan  shall  be

exercisable during the lifetime of such optionee only by him or her.  Any option granted under the Plan shall be null and void and without effect upon the bankruptcy of the optionee,

or  upon  any  attempted assignment or transfer,  except  as herein  provided, including without limitation any purported assignment,  whether  voluntary  or  by  operation  of  law,

pledge,  hypothecation  or  other  disposition,  attachment,

trustee  process  or  similar  process,  whether  legal   or

equitable, upon such option.

     9.   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     In the event that the outstanding shares of the Class A

Common  Stock  of Boston Beer are changed into or  exchanged for a different number or kind of shares or other securities of  Boston Beer or of another corporation by reason  of  any

reorganization,   merger,  consolidation,  recapitalization,

reclassification, stock split-up, combination of  shares  or dividends  payable in capital stock, appropriate  adjustment shall  be made in the number and kind of shares as to  which outstanding  options, or portions thereof then  unexercised,

shall  be  exercisable,  to the end that  the  proportionate interest  of the optionee shall be maintained as before  the occurrence of such event, and such adjustment in outstanding options  shall  be made without change in  the  total  price applicable  to the unexercised portion of such  options  and with  a  corresponding adjustment in the  option  price  per share.

     10.  RESTRICTIONS ON ISSUE OF SHARES

      Notwithstanding  the provisions of Section  6  hereof,

Boston Beer may delay the issuance of Shares covered by  the exercise  of  any  option granted under  the  Plan  and  the delivery of a certificate for such Shares until one  of  the following conditions shall be satisfied:

           (i)   the Shares with respect to which an  option

has  been  exercised are at the time of the  issue  of  such

Shares  effectively registered under applicable Federal  and state securities acts now in force or hereafter amended; or

           (ii)  counsel for Boston Beer shall have given an

opinion, which opinion shall not be unreasonably conditioned or  withheld,  that such Shares are exempt from registration under  applicable Federal and state securities acts  now  in force or hereafter amended.

      It  is  intended that all exercises of options granted

under the Plan shall be effective.  Accordingly, Boston Beer shall  use  its best efforts to bring about compliance  with the  above conditions within a reasonable time, except  that

Boston  Beer  shall  be  under  no  obligation  to  cause  a registration statement or a post-effective amendment to  any registration statement to be prepared at its expense  solely for  the  purpose of covering the issue of Shares in respect of  which  any option may be exercised, except as  otherwise agreed to by Boston Beer in writing.

          11.   RIGHTS OF HOLDER ON PURCHASE FOR INVESTMENT;
          SUBSEQUENT REGISTRATION

      Unless  the  Shares to be issued upon exercise  of  an

option   granted  under  the  Plan  have  been   effectively

registered   under   the  Securities  Act   of   1933   (the

"1933  Act"),  as now in force or hereafter amended,  Boston

Beer  shall  be  under  no obligation to  issue  any  Shares covered  by any option unless the person who exercises  such

option,   in  whole  or  in  part,  shall  give  a   written

representation  and  undertaking to  Boston  Beer  which  is satisfactory in form and scope to counsel to Boston Beer and upon which, in the opinion of such counsel, Boston Beer  may reasonably  rely,  that he or she is  acquiring  the  Shares issued  to  him pursuant to such exercise of the option  for his  or her own account as an investment and not with a view to,  or for sale in connection with, the distribution of any such Shares, and that he or she will make no transfer of the same except in compliance with any rules and regulations  in force  at the time of such transfer under the 1933  Act,  or any  other  applicable law, and that if  Shares  are  issued without  such  registration a legend to this effect  may  be endorsed  upon the securities so issued.  In the event  that

Boston  Beer  shall,  nevertheless,  deem  it  necessary  or desirable to register under the 1933 Act or other applicable statutes  any  Shares with respect to which an option  shall have  been  exercised, or to qualify  any  such  Shares  for exemption  from  the 1933 Act or other applicable  statutes,

then  Boston Beer shall take such action at its own  expense and  may  require  from each optionee  such  information  in writing  for  use in any registration statement, prospectus,

preliminary prospectus or offering circular as is reasonably necessary  for  such  purpose  and  may  require  reasonable indemnity to Boston Beer and its Officers and Directors from

such   holder  against  all  losses,  claims,  damages   and

liabilities  arising  from such use of  the  information  so furnished and caused by any untrue statement of any material fact  therein or caused by the omission to state a  material fact required to be stated therein or necessary to make  the

statements   therein  not  misleading  in   light   of   the

circumstances under which they were made.

     12.  LOANS PROHIBITED

      Boston  Beer  shall not, directly or indirectly,  lend

money to an optionee or to any person or persons entitled to exercise an option by reason of the death of an optionee for the  purpose of assisting any of them in the acquisition  of

Shares covered by an option granted under the Plan.

     13.  APPROVAL OF STOCKHOLDERS

       The  Plan  shall  be  subject  to  approval  by   the

affirmative vote of the holders of a majority of the  issued and outstanding shares of the Class B Common Stock of Boston

Beer  present or represented and entitled to vote at a  duly held stockholders' meeting, or by written consent of all  of the  holders  of such Class B Common Stock, and  shall  take effect  immediately  as of its date of  adoption  upon  such approval.

     14.  EXPENSES OF THE PLAN

       All   costs   and  expenses  of  the   adoption   and

administration of the Plan shall be borne by Boston  Beer  ,

and none of such expenses shall be charged to any optionee.

     15.  TERMINATION AND AMENDMENT OF PLAN

      Unless sooner terminated as herein provided, the  Plan

shall terminate ten (10) years from the date upon which  the

Plan  was  duly  approved by the holders  of  Boston  Beer's issued and outstanding Class B Common Stock.  The Board  may at  any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided,  however,

that,   except   as  provided  in  Section  9   hereof,   no

modification or amendment to the provisions of the Plan  may be  made  more than once every six (6) months other than  to comport  with  changes in the Code, the Employee  Retirement

Income  Security Act, or the rules thereunder, if the effect of such amendment or modification would be to change (i) the requirements for eligibility under the Plan, (ii) the timing of the grants of options to be granted under the Plan or the exercise  price  thereof,  or (iii)  the  number  of  Shares subject  to options to be granted under the Plan  either  in the  aggregate  or  to one Director.  Any amendment  to  the provisions  of  the Plan which (i) materially increases  the number  of  Shares which may be subject to  options  granted under  the  Plan,  (ii)  materially increases  the  benefits accruing to Non-Employee Directors under the Plan, or  (iii)

materially  modifies  the  requirement  for  eligibility  to participate in the Plan, shall be subject to approval by the holders  of  Boston Beer's Class B Common Stock obtained  in the  manner stated in Section 13 hereof.  Termination or any modification or amendment of the Plan shall not, without the consent  of an optionee, affect his or her rights  under  an option previously granted to him or her.

     16.  LIMITATION OF RIGHTS IN THE OPTION SHARES

     An optionee shall not be deemed for any purpose to be a

stockholder  of  Boston  Beer with respect  to  any  of  the options except to the extent that the option shall have been

exercised   with  respect  thereto  and,  in   addition,   a

certificate shall have been issued theretofore and delivered to the optionee.

     17.  NOTICES

     Any communication or notice required or permitted to be

given  under  the Plan shall be in writing,  and  mailed  by registered  or certified mail or delivered by  hand,  if  to

Boston Beer , to its principal place of business, Attention:

President,  and,  if  to  an optionee,  to  the  address  as appearing on the records of Boston Beer .

     18.  COMPLIANCE WITH RULE 16b-3.

     It is the intention of Boston Beer that the Plan comply

in  all  respects with Rule 16b-3 promulgated under  Section

16(b)   of   the  Securities  Exchange  Act  of  1934   (the

"1934  Act")  and  that  Participants  remain  disinterested persons for purposes of administering other employee benefit plans  of  Boston  Beer and having transactions  under  such other  plans be exempt from Section 16(b) of the  1934  Act.

Therefore,  if  any Plan provision is found  not  to  be  in compliance  with Rule 16b-3 or if any Plan provisions  would

disqualify   Participants   from   remaining   disinterested

persons, that provisions shall be deemed null and void,  and in  all  events the Plan shall be construed in favor of  its meeting the requirements of Rule 16b-3.


ADOPTED BY THE BOARD OF DIRECTORS ON MAY 21, 1996
APPROVED  BY THE SOLE HOLDER OF THE CLASS B COMMON STOCK  ON
MAY 21, 1996.
67334-1